Exhibit 99.1
WeWork Receives Continued Listing Standard Notice from NYSE
The Company intends to cure the deficiency and return to compliance with NYSE listing standard
NEW YORK (April 18, 2023) – WeWork Inc. (NYSE: WE) (the “Company”), the leading global flexible space provider, today announced that on April 12, 2023, it received a notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) notifying the Company that it is not in compliance with the NYSE’s continued listing standards because as of April 11, 2023, the average closing price of the Company’s Class A Common Stock (the “Common Stock”) was less than $1.00 per share over a consecutive 30 trading-day period. The Notice does not result in the immediate delisting of the Company’s Common Stock from the NYSE.
The Company intends to respond to the NYSE within ten business days of receipt of the Notice affirming its intent to cure the deficiency. Pursuant to the NYSE’s rules, the Company has a six-month period following receipt of the Notice to regain compliance with the NYSE’s minimum share price requirement.
The Company intends to consider a number of available alternatives to cure its non-compliance with the applicable price criteria in the NYSE’s continued listing standards. The Company can regain compliance with the minimum share price requirement at any time during the six-month cure period if, on the last trading day of any calendar month during the cure period or on the last day of the cure period, the Company has (i) a closing share price of at least $1.00, and (ii) an average closing share price of at least $1.00 over the 30 trading-day periods ending on the last trading day of that month.
The Company’s Common Stock will continue to be listed and trade on the NYSE during this period, subject to its compliance with other NYSE continued listing standards. The receipt of the Notice does not affect the Company’s business, operations or reporting requirements with the Securities and Exchange Commission.
About WeWork
WeWork (NYSE: WE) was founded in 2010 with the vision to create environments where people and companies come together and do their best work. Since then, we’ve become one of the leading global flexible space providers committed to delivering technology-driven turnkey solutions, flexible spaces, and community experiences. For more information about WeWork, please visit us at wework.com.
NO OFFER OR SOLICITATION
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the transactions or the stockholder approvals or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.
IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC
WeWork has filed with the SEC proxy statements (as amended or supplemented from time to time, the “proxy statements”). BEFORE MAKING ANY VOTING DECISION, WEWORK’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENTS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS AND THE STOCKHOLDER APPROVALS DESCRIBED THEREIN OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE STOCKHOLDER APPROVALS AND THE PARTIES TO THE TRANSACTIONS ALL AS DESCRIBED THEREIN. WeWork’s stockholders and investors may obtain, without charge, a copy of the proxy statements and other relevant documents filed with the SEC (when available) from the SEC’s website at www.sec.gov. WeWork stockholders and investors may also obtain, without charge, a copy of the proxy statements and other relevant documents (when available) by directing a written request to WeWork Inc., 75 Rockefeller Plaza, New York, NY 10019, Attention: Investor Relations or from WeWork’s website, www.investors.wework.com.
PARTICIPANTS IN THE SOLICITATION
WeWork and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the stockholders of WeWork in respect of the stockholder approvals. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of WeWork in respect of the stockholder approvals, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement filed with the SEC. Information regarding WeWork’s directors and executive officers is contained in WeWork’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC, its Preliminary Proxy Statement on Schedule 14A filed with the SEC on April 11, 2023, and its Definitive Proxy Statement on Schedule 14A filed with the SEC on April 13, 2023, and certain of WeWork’s Current Reports on Form 8-K, filed with the SEC on May 26, 2022, June 27, 2022, August 11, 2022, December 2, 2022, February 7, 2023 and February 21, 2023.
FORWARD-LOOKING STATEMENTS
Certain statements made herein may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including any statements regarding WeWork’s previously announced transactions intended to strengthen its capital structure by restructuring its outstanding debt and raising additional capital and the related stockholder approvals (collectively, the “transactions”) and the stockholder approvals. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although WeWork believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to, WeWork’s ability to complete the transactions on the terms contemplated or at all and to realize the expected benefits related thereto; WeWork’s ability to obtain the required stockholder approvals; WeWork’s ability to cure the deficiency set forth in the Notice and for its equity securities to remain listed on the NYSE; WeWork’s ability to refinance, extend, restructure or repay outstanding debt; its outstanding indebtedness; its current and projected liquidity needs to operate its business and execute its strategy, and related use of cash; its ability to raise capital through equity issuances, asset sales or the incurrence of debt; WeWork’s expectations regarding its ability to continue as a going concern; retail and credit market conditions; higher cost of capital and borrowing costs; impairments; changes in general economic conditions, including as a result of the COVID-19 pandemic, the conflict in Ukraine and disruptions in the banking sector, and the impact of such conditions on WeWork and its customers; WeWork’s expectations regarding its exits of underperforming locations, including the timing of any such exits and ability to retain its members; delays in customers and prospective customers returning to the office and taking occupancy, or changes in the preferences of customers and prospective customers with respect to remote or hybrid working, as a result of the COVID-19 pandemic leading to a parallel delay, or potentially permanent change, in receiving the corresponding revenue; the impact of foreign exchange rates on WeWork’s financial performance; and WeWork’s inability to implement its business plan or meet or exceed its financial projections. Forward-looking statements speak only as of the date they are made. WeWork discusses these and other risks and uncertainties in its annual and quarterly periodic reports and other documents filed with the SEC. WeWork undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.

Contacts

Investor Relations:

Kevin Berry
investor@wework.com

Press:
Nicole Sizemore
press@wework.com